UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2023

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (844) 935-2832

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	XELA	The Nasdaq Stock Market LLC
6.00% Series B Cumulative Convertible Perpetual Preferred Stock, par value $0.0001 per share	XELAP	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events

From time to time since January 23, 2023, Exela Technologies, Inc. (the “Company”) has been engaged in discussions with certain beneficial holders, or investment advisors, sub-advisors or managers of funds or accounts that are beneficial holders, of 11.5% Secured Notes due 2026 (the “Notes”) issued under the Indenture, dated as of December 9, 2021, among Exela Intermediate LLC (“Exela Intermediate”), as Issuer, Exela Finance, Inc. as Co-Issuer, and US Bank Trust Company National Association, as Trustee (as amended, supplemented or otherwise modified from time to time, the “Indenture”) with respect to potential deleveraging or restructuring transactions. Exela Intermediate entered into confidentiality agreements (the “NDAs”) with such parties (the “NDA Parties”) in connection with those discussions.

Pursuant to the terms of the NDAs, Exela Intermediate agreed to publicly disclose certain confidential information provided to the NDA Parties (the “Cleansing Material”) upon the occurrence of certain events, including if an agreement had not been reached by March 29, 2023. While the Company and the NDA Parties exchanged several communications and reached agreement on a number of terms, as outlined on Exhibit 99.1 hereto, no definitive agreement was reached on all terms.  The parties are continuing their negotiations; however, the Company can offer no assurances that any transaction will be agreed or, if agreed, as to the terms of any such transaction, which may differ from the terms set forth in the term sheet referenced below.

Attached as Exhibit 99.1 hereto are forms of the latest bona fide term sheets exchanged by Exela Intermediate and the NDA Parties on March 14, 2023 and March 24, 2023, respectively, and attached as Exhibit 99.2 hereto is a copy of the Cleansing Materials.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Terms Sheets

99.2	Pro Forma Information Regarding Sierra and Neon

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2023

EXELA TECHNOLOGIES, INC.

By:	/s/ Erik Mengwall
Name: Erik Mengwall
Title: Secretary